UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2026

TPG Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX	76102
(Address of principal executive offices)	(Zip Code)

(817) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	TPG	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
6.950% Subordinated Notes due 2064	TPGXL	The Nasdaq Stock Market LLC
(Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is included in Item 2.03 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 26, 2026, TPG Inc. (the “Company”), TPG Operating Group I, L.P., TPG Operating Group III, L.P. and TPG Holdings II Sub, L.P., each indirect subsidiaries of the Company (together with the Company, the “Guarantors”), and TPG Operating Group II, L.P., an indirect subsidiary of the Company (the “Issuer”), completed an offering of $500,000,000 aggregate principal amount of its 4.875% Senior Notes due 2031 (the “Notes”). The Notes were issued pursuant to an indenture, dated March 5, 2024 (the “Base Indenture”), as supplemented by the third supplemental indenture, dated February 26, 2026 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), with U.S. Bank Trust Company, National Association, as trustee. The Notes have been registered under the Securities Act of 1933, as amended, by a shelf registration statement on Form S-3ASR (Registration No. 333-277384).

The Notes bear interest at an annual rate of 4.875% accruing from February 26, 2026. Interest is payable semi-annually in arrears on May 15 and November 15 of each year, commencing on November 15, 2026. The Notes are unsecured and unsubordinated obligations of the Issuer. The Notes will mature on May 15, 2031, unless earlier redeemed. The Notes are fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, by each of the Guarantors. The Guarantees are unsecured and unsubordinated obligations of the Guarantors.

Further information concerning the Notes and the Guarantees and related matters is set forth in the Company’s Prospectus Supplement dated February 19, 2026, which was filed with the Securities and Exchange Commission on February 23, 2026.

The preceding is a summary of the terms of the Indenture and the Notes, and is qualified in its entirety by reference to the Base Indenture filed as Exhibit 4.1 hereto, the Third Supplemental Indenture filed as Exhibit 4.2 hereto and the form of the Notes filed as Exhibit 4.3 hereto, each of which is incorporated herein by reference as though they were fully set forth herein.

Item 8.01	Other Events.

In connection with the issuance and sale of the Notes, the Issuer and the Guarantors entered into an Underwriting Agreement (the “Underwriting Agreement”), dated February 19, 2026, with Wells Fargo Securities, LLC, BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein. The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated February 19, 2026, by and among TPG Inc., TPG Operating Group I, L.P., TPG Operating Group II, L.P, TPG Operating Group III, L.P., TPG Holdings II Sub, L.P., Wells Fargo Securities, LLC, BofA Securities, Inc. and Morgan Stanley & Co. LLC.

4.1	Senior Indenture, dated as of March 5, 2024, among TPG Operating Group II, L.P., the Guarantors named therein and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the TPG Inc. Current Report on Form 8-K filed on March 5, 2024).

4.2	Third Supplemental Indenture, dated as of February 26, 2026, among TPG Operating Group II, L.P., the Guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 4.875% Senior Notes due 2031 (included in Exhibit 4.2 hereto).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG INC.

By:	/s/ Jennifer L. Chu
Name:	Jennifer L. Chu
Title:	Chief Legal Officer and General Counsel

Date: February 26, 2026